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                           GUARANTEE  AGREEMENT  dated  as  of  March  6,  1998,
                  between TEREX CORPORATION, a Delaware corporation ("Terex"), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         Reference is made to (a) the Credit Agreement dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Terex, Terex Equipment Limited, a company organized under the laws of Scotland, P.P.M. S.A., a company organized under the laws of the Republic of France, Unit Rig (Australia) Pty. Ltd., a company organized under the laws of New South Wales, and P.P.M. S.p.A., a company organized under the laws of the Republic of Italy, the Lenders (as defined in Article I thereto), the Issuing Banks (as defined in Article I thereto) and CSFB, as administrative agent and as collateral agent for the Lenders and (b) the Guarantee Agreement dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement") among the subsidiaries of Terex listed on Schedule I thereto (the "Subsidiary Guarantors") and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrowers, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Borrowers is a wholly owned Subsidiary of Terex and Terex acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders to the Subsidiary Borrowers, and the issuance of the Letters of Credit for the account of the Subsidiary Borrowers by the Issuing Banks. The obligations of the Lenders to make Loans to the Subsidiary Borrowers and of the Issuing Banks to issue Letters of Credit for the account of the Subsidiary Borrowers are conditioned on, among other things, the execution and delivery by Terex of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans to the Subsidiary Borrowers and the Issuing Banks to issue Letters of Credit for the account of the Subsidiary Borrowers, Terex is willing to execute this Agreement.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. Guarantee. Terex unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) all obligations of any Borrower, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through
(c) being collectively called the "Obligations"). Terex further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

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         SECTION 2.  Obligations Not Waived.  To the fullest extent permitted by applicable law, Terex waives presentment to, demand of payment from and protest to the Subsidiary Borrowers of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of Terex hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Subsidiary Borrower or any Subsidiary Guarantor under the provisions of the Credit Agreement, the Subsidiary Guarantee Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any Subsidiary Guarantor under the Subsidiary
Guarantee Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

         SECTION 3. Security. Terex authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof, in accordance with the terms of the Loan Documents, as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors of other obligors.

         SECTION 4. Guarantee of Payment. Terex further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Subsidiary Borrower or any other person.

         SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of Terex hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of Terex hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of Terex or that would otherwise operate as a discharge of Terex as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

         SECTION 6. Defenses of Subsidiary Borrowers Waived. To the fullest extent permitted by applicable law, Terex waives any defense based on or arising out of any defense of the Subsidiary Borrowers or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Subsidiary Borrower, other than the final payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Subsidiary Borrower, any Subsidiary Guarantor or any other guarantor or exercise any other right or remedy available to them against any Subsidiary Borrower, any Subsidiary Guarantor or any other guarantor, without affecting or impairing in any way the liability of Terex hereunder except to the extent the Obligations have been fully and finally paid in cash or otherwise satisfied pursuant to the terms of the Loan Documents. Pursuant to applicable law, Terex waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or

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other right or remedy of Terex against any Subsidiary  Borrower,  any Subsidiary
Guarantor or any other guarantor, as the case may be, or any security.

         SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against Terex by virtue hereof, upon the failure of any Subsidiary Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Terex hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by Terex of any sums to the Collateral Agent or any Secured Party as provided above, all rights of Terex against any Subsidiary Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations. In addition, any indebtedness of any Subsidiary Borrower now or hereafter held by Terex is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to Terex on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Subsidiary Borrower, and if an Event of Default shall have occurred and be continuing, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

         SECTION 8. Information. Terex assumes all responsibility for being and keeping itself informed of the Subsidiary Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that Terex assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise Terex of information known to it or any of them regarding such circumstances or risks.

         SECTION 9.  Representations and Warranties.  INTENTIONALLY OMITTED

         SECTION 10. Termination. The Guarantee made hereunder (a) shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend to any Subsidiary Borrowers under the Credit Agreement, the L/C Exposure with respect to all Letters of Credit issued for the account of any Subsidiary Borrower has been reduced to zero and the Issuing Banks have no further obligation to issue Letters of Credit to any Subsidiary Borrower under the Credit Agreement and (b) shall be reinstated if, at any time after the Guarantee has terminated, payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Subsidiary Guarantor upon the bankruptcy or reorganization of any Subsidiary Borrower, any Subsidiary Guarantor, Terex or otherwise.

         SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Terex that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to Terex when a counterpart hereof executed on behalf of Terex shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon Terex and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of Terex, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except Terex shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

          SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or

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power,  preclude  any other or further  exercise  thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by Terex therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Terex in any case shall entitle Terex to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between Terex and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

          SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

          SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by Terex herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans to the Subsidiary Borrowers and the issuance of the Letters of Credit for the account of the Subsidiary
Borrowers by the Issuing Banks regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan to the Subsidiary Borrowers or any other fee or amount payable under this Agreement or any other Loan Document by the Subsidiary Borrowers is outstanding and unpaid or the L/C Exposure with respect to Letters of Credit issued for the account of all Subsidiary Borrowers does not equal zero and as long as the Commitments and the L/C Commitments have not been terminated.

         (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

         SECTION 18. Jurisdiction; Consent to Service of Process. (a) Terex hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this

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Agreement or the other Loan Documents,  or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against Terex or its properties in the courts of any jurisdiction.

         (b) Terex hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

         SECTION 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of Terex against any or all the obligations of Terex now or hereafter existing under this Agreement and the other Loan
Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        TEREX CORPORATION,

                                         by
                                           Name:
                                           Title:  Authorized Officer

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                                       6



                                        CREDIT SUISSE FIRST BOSTON, as
                                        Collateral Agent,

                                         by
                                           Name:
                                           Title:


                                         by
                                           Name:
                                           Title: